N / E / W / S R / E / L / E / A / S / E

April 22, 2021

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2021 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2021 net income of $49.5 million compared to $34.3 million during the same period in 2020. Earnings per share for the period totaled $.91 per share compared to the first quarter of 2020 result of $.62 per share, an increase of $.29, or 47 percent.

Total assets equaled $14.6 billion as of quarter-end and loans totaled $9.3 billion. The Corporation’s loan portfolio increased by $711 million, or 8.3 percent, during the past twelve months. The increase was primarily due to Paycheck Protection Program (“PPP”) loans which accounted for $742 million of the quarter-end loan balance. Investments increased $1 billion, or 37.2 percent, during the year and now total $3.7 billion. Total deposits equaled $12.0 billion as of quarter-end and increased by $2.1 billion, or 21.1 percent over the same period in 2020.

On January 1, 2021, the Corporation adopted the current expected credit losses (“CECL”) model for calculating the allowance for credit losses. The impact of the adoption was an increase to Allowance for Credit Losses – Loans of $74.1 million and the establishment of an Allowance for Credit Losses - Investments of $245,000. Net charge-offs totaled $3.6 million for the quarter and no provision expense was recorded. As a result, the quarter end Allowance for Credit Losses – Loans balance was $201.1 million, or 2.16% of total loans. Non-accrual loans totaled $57.9 million as of quarter-end.

Mark Hardwick, Chief Executive Officer, stated, “We have returned to the office and have reopened our lobbies to serve our customers in a more personal way. The vaccination progress and improved case numbers in our markets are cause for optimism. Our first quarter results were strong and I’m especially pleased to have produced a return on assets of 1.39 percent, return on tangible common equity of 15.87 percent and efficiency ratio of 50.23 percent. The current balance sheet and financial performance positions First Merchants to capitalize on future growth opportunities.”

Net-interest income totaling $100.4 million for the quarter, continued to grow with an increase of $6.6 million, or 7.0 percent compared to the first quarter of 2020. Net-interest margin on a tax equivalent basis, totaling 3.23 percent, declined by 23 basis points compared to the first quarter of 2020. Yield on earning assets for the first quarter totaled 3.52 percent and cost of supporting liabilities totaled 0.29 percent. Fair value accretion contributed less to margin as it accounted for 6 basis points in the first quarter of 2021, compared to 12 basis points in the first quarter of 2020. PPP loans contributed 13 basis points to margin during the first quarter of 2021 as unamortized SBA fees were recognized upon loan forgiveness.

Non-interest income totaled $24.1 million for the quarter, a $5.7 million decline from the first quarter of 2020. Customer-specific line items accounted for $2.8 million of the decrease driven by lower derivative hedge fees and the impact of the Durbin Amendment adoption on card payment fees. Additionally, gains on the sale of securities decreased by $2.8 million during the quarter. Non-interest expense totaled $66.1 million for the quarter and was stable compared to the 2020 first quarter expense total of $66.2 million.

The effective tax rate was 15.3 percent in the first quarter of 2021, compared to 9.2 percent in the first quarter of 2020. The CARES Act provided an opportunity to carry back net operating losses to pre-tax reform income tax rates in the first quarter of 2020. The result was a decline in income tax expense of $1.2 million and a lower-than-normal effective tax rate.

The loan-to-deposit ratio totals 78.0 percent and loan-to-asset ratio totals 63.7 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.33 percent, the common equity tier 1 capital ratio equaled 11.99 percent, and the tangible common equity ratio totaled 8.78 percent. These ratios reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 22, 2021.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 22, 2021. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10153171.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme210422.html during the time of the call. A replay of the web cast will be available until April 22, 2022.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2021	2020
ASSETS
Cash and cash equivalents	$187,901	$127,731
Interest-bearing deposits	392,806	132,944
Investment securities, net of allowance for credit losses of $245,000 and $0	3,700,857	2,697,954
Loans held for sale	4,430	5,039
Loans	9,318,228	8,606,849
Less: Allowance for credit losses - loans	(201,082)	(99,454)
Net loans	9,117,146	8,507,395
Premises and equipment	109,432	114,045
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	54,662	47,489
Goodwill and other intangibles	571,536	577,366
Cash surrender value of life insurance	293,766	289,574
Other real estate owned	604	7,972
Tax asset, deferred and receivable	40,163	9,497
Other assets	127,027	147,776
TOTAL ASSETS	$14,629,066	$12,693,518
LIABILITIES
Deposits:
Noninterest-bearing	$2,494,891	$1,688,205
Interest-bearing	9,456,889	8,182,279
Total Deposits	11,951,780	9,870,484
Borrowings:
Federal funds purchased	—	47,000
Securities sold under repurchase agreements	185,721	183,317
Federal Home Loan Bank advances	359,337	480,995
Subordinated debentures and other borrowings	118,439	128,741
Total Borrowings	663,497	840,053
Interest payable	4,020	7,746
Other liabilities	203,913	197,275
Total Liabilities	12,823,210	10,915,558
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,953,723 and 53,754,137 shares	6,744	6,719
Additional paid-in capital	1,007,300	1,000,942
Retained earnings	755,877	716,518
Accumulated other comprehensive income	35,810	53,656
Total Stockholders' Equity	1,805,856	1,777,960
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,629,066	$12,693,518

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2021	2020
INTEREST INCOME
Loans receivable:
Taxable	$85,105	$96,652
Tax-exempt	5,339	5,315
Investment securities:
Taxable	6,695	7,631
Tax-exempt	12,385	9,335
Deposits with financial institutions	114	575
Federal Home Loan Bank stock	178	299
Total Interest Income	109,816	119,807
INTEREST EXPENSE
Deposits	6,200	21,748
Federal funds purchased	2	111
Securities sold under repurchase agreements	87	352
Federal Home Loan Bank advances	1,442	1,774
Subordinated debentures and other borrowings	1,657	1,945
Total Interest Expense	9,388	25,930
NET INTEREST INCOME	100,428	93,877
Provision for credit losses - loans	—	19,752
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	100,428	74,125
OTHER INCOME
Service charges on deposit accounts	5,264	5,970
Fiduciary and wealth management fees	6,422	5,985
Card payment fees	4,367	5,907
Net gains and fees on sales of loans	3,986	3,363
Derivative hedge fees	317	1,939
Other customer fees	368	398
Earnings on cash surrender value of life insurance	1,336	1,360
Net realized gains on sales of available for sale securities	1,799	4,612
Other income	232	265
Total Other Income	24,091	29,799
OTHER EXPENSES
Salaries and employee benefits	38,811	39,243
Net occupancy	6,491	5,801
Equipment	5,030	4,344
Marketing	1,124	1,443
Outside data processing fees	4,244	4,199
Printing and office supplies	283	387
Intangible asset amortization	1,357	1,514
FDIC assessments	1,368	1,523
Other real estate owned and foreclosure expenses	734	505
Professional and other outside services	2,543	2,258
Other expenses	4,113	4,954
Total Other Expenses	66,098	66,171
INCOME BEFORE INCOME TAX	58,421	37,753
Income tax expense	8,952	3,490
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$49,469	$34,263
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.92	$0.63
Diluted Net Income Available to Common Stockholders	$0.91	$0.62
Cash Dividends Paid	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	54,134	54,918

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2021	2020
NET CHARGE-OFFS	$3,621	$582

AVERAGE BALANCES:
Total Assets	$14,244,739	$12,573,238
Total Loans	9,236,421	8,526,571
Total Earning Assets	13,023,318	11,292,430
Total Deposits	11,567,918	9,886,273
Total Stockholders' Equity	1,840,432	1,816,418

FINANCIAL RATIOS:
Return on Average Assets	1.39%	1.09%
Return on Average Stockholders' Equity	10.75	7.55
Return on Average Common Stockholders' Equity	10.75	7.55
Average Earning Assets to Average Assets	91.43	89.81
Allowance for Credit Losses - Loans as % of Total Loans	2.16	1.15
Net Charge-offs as % of Average Loans (Annualized)	0.16	0.03
Average Stockholders' Equity to Average Assets	12.92	14.45
Tax Equivalent Yield on Average Earning Assets	3.52	4.38
Interest Expense/Average Earning Assets	0.29	0.92
Net Interest Margin (FTE) on Average Earning Assets	3.23	3.46
Efficiency Ratio	50.23	52.17
Tangible Common Book Value Per Share	$22.98	$22.46

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Non-Accrual Loans	$57,923	$61,471	$56,739	$50,102	$15,649
Renegotiated Loans	655	3,240	2,677	1,086	665
Non-Performing Loans (NPL)	58,578	64,711	59,416	51,188	16,314
Other Real Estate Owned and Repossessions	604	940	6,984	7,409	8,017
Non-Performing Assets (NPA)	59,182	65,651	66,400	58,597	24,331
90+ Days Delinquent	1,093	746	1,330	4,981	312
NPAs & 90 Day Delinquent	$60,275	$66,397	$67,730	$63,578	$24,643

Allowance for Credit Losses - Loans	$201,082	$130,648	$126,726	$121,119	$99,454
Quarterly Net Charge-offs	3,621	560	6,937	230	582
NPAs / Actual Assets %	0.40%	0.47%	0.48%	0.42%	0.19%
NPAs & 90 Day / Actual Assets %	0.41%	0.47%	0.49%	0.46%	0.19%
NPAs / Actual Loans and OREO %	0.63%	0.71%	0.72%	0.63%	0.28%
Allowance for Credit Losses - Loans / Actual Loans (%)	2.16%	1.41%	1.37%	1.30%	1.15%
Net Charge-offs as % of Average Loans (Annualized)	0.16%	0.02%	0.30%	0.01%	0.03%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
ASSETS
Cash and cash equivalents	$187,901	$192,896	$164,632	$229,759	$127,731
Interest-bearing deposits	392,806	392,305	273,936	380,021	132,944
Investment securities, net of allowance for credit losses	3,700,857	3,146,787	2,933,286	2,789,379	2,697,954
Loans held for sale	4,430	3,966	3,183	901	5,039
Loans	9,318,228	9,243,174	9,243,833	9,298,541	8,606,849
Less: Allowance for credit losses - loans	(201,082)	(130,648)	(126,726)	(121,119)	(99,454)
Net loans	9,117,146	9,112,526	9,117,107	9,177,422	8,507,395
Premises and equipment	109,432	111,062	112,959	112,548	114,045
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	54,662	53,948	52,992	57,063	47,489
Goodwill and other intangibles	571,536	572,893	574,369	575,855	577,366
Cash surrender value of life insurance	293,766	292,745	291,543	290,715	289,574
Other real estate owned	604	940	6,942	7,367	7,972
Tax asset, deferred and receivable	40,163	12,340	21,762	13,126	9,497
Other assets	127,027	146,066	155,903	156,486	147,776
TOTAL ASSETS	$14,629,066	$14,067,210	$13,737,350	$13,819,378	$12,693,518
LIABILITIES
Deposits:
Noninterest-bearing	$2,494,891	$2,298,138	$2,187,607	$2,260,351	$1,688,205
Interest-bearing	9,456,889	9,063,472	8,718,546	8,705,637	8,182,279
Total Deposits	11,951,780	11,361,610	10,906,153	10,965,988	9,870,484
Borrowings:
Federal funds purchased	—	—	80,000	—	47,000
Securities sold under repurchase agreements	185,721	177,102	187,732	181,150	183,317
Federal Home Loan Bank advances	359,337	389,430	399,522	400,817	480,995
Subordinated debentures and other borrowings	118,439	118,380	118,320	285,197	128,741
Total Borrowings	663,497	684,912	785,574	867,164	840,053
Interest payable	4,020	3,287	5,038	5,587	7,746
Other liabilities	203,913	141,756	206,929	171,544	197,275
Total Liabilities	12,823,210	12,191,565	11,903,694	12,010,283	10,915,558
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,744	6,740	6,736	6,724	6,719
Additional paid-in capital	1,007,300	1,005,366	1,003,777	1,002,962	1,000,942
Retained earnings	755,877	788,578	757,550	735,439	716,518
Accumulated other comprehensive income	35,810	74,836	65,468	63,845	53,656
Total Stockholders' Equity	1,805,856	1,875,645	1,833,656	1,809,095	1,777,960
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,629,066	$14,067,210	$13,737,350	$13,819,378	$12,693,518

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
INTEREST INCOME
Loans receivable:
Taxable	$85,105	$90,138	$84,162	$87,312	$96,652
Tax-exempt	5,339	5,414	5,395	5,359	5,315
Investment securities:
Taxable	6,695	5,263	5,399	6,147	7,631
Tax-exempt	12,385	12,056	10,931	10,019	9,335
Deposits with financial institutions	114	139	90	134	575
Federal Home Loan Bank stock	178	214	248	281	299
Total Interest Income	109,816	113,224	106,225	109,252	119,807
INTEREST EXPENSE
Deposits	6,200	7,509	9,776	12,707	21,748
Federal funds purchased	2	2	5	2	111
Securities sold under repurchase agreements	87	77	83	92	352
Federal Home Loan Bank advances	1,442	1,656	1,749	1,794	1,774
Subordinated debentures and other borrowings	1,657	1,669	1,691	1,639	1,945
Total Interest Expense	9,388	10,913	13,304	16,234	25,930
NET INTEREST INCOME	100,428	102,311	92,921	93,018	93,877
Provision for credit losses - loans	—	4,482	12,544	21,895	19,752
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	100,428	97,829	80,377	71,123	74,125
OTHER INCOME
Service charges on deposit accounts	5,264	5,508	5,209	4,312	5,970
Fiduciary and wealth management fees	6,422	6,251	5,910	5,601	5,985
Card payment fees	4,367	3,502	3,996	6,097	5,907
Net gains and fees on sales of loans	3,986	5,393	5,841	3,674	3,363
Derivative hedge fees	317	2,281	1,715	1,042	1,939
Other customer fees	368	394	372	333	398
Earnings on cash surrender value of life insurance	1,336	1,283	1,171	1,326	1,360
Net realized gains on sales of available for sale securities	1,799	2,398	1,817	3,068	4,612
Other income	232	473	132	1,028	265
Total Other Income	24,091	27,483	26,163	26,481	29,799
OTHER EXPENSES
Salaries and employee benefits	38,811	41,809	39,187	35,698	39,243
Net occupancy	6,491	9,653	5,855	5,447	5,801
Equipment	5,030	5,555	4,956	4,489	4,344
Marketing	1,124	1,763	1,311	2,092	1,443
Outside data processing fees	4,244	3,839	3,776	2,618	4,199
Printing and office supplies	283	307	331	279	387
Intangible asset amortization	1,357	1,476	1,486	1,511	1,514
FDIC assessments	1,368	1,560	1,249	1,472	1,523
Other real estate owned and foreclosure expenses	734	(1,576)	717	684	505
Professional and other outside services	2,543	2,836	2,254	1,553	2,258
Other expenses	4,113	5,314	3,587	4,146	4,954
Total Other Expenses	66,098	72,536	64,709	59,989	66,171
INCOME BEFORE INCOME TAX	58,421	52,776	41,831	37,615	37,753
Income tax expense	8,952	7,641	5,621	4,623	3,490
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$49,469	$45,135	$36,210	$32,992	$34,263

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.92	$0.83	$0.67	$0.62	$0.63
Diluted Net Income Available to Common Stockholders	$0.91	$0.83	$0.67	$0.62	$0.62
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	54,134	54,050	53,971	53,943	54,918
FINANCIAL RATIOS:
Return on Average Assets	1.39%	1.29%	1.06%	0.97%	1.09%
Return on Average Stockholders' Equity	10.75	9.72	7.91	7.35	7.55
Return on Average Common Stockholders' Equity	10.75	9.72	7.91	7.35	7.55
Average Earning Assets to Average Assets	91.43	90.66	90.34	89.25	89.81
Allowance for Credit Losses - Loans as % of Total Loans	2.16	1.41	1.37	1.30	1.15
Net Charge-offs as % of Average Loans (Annualized)	0.16	0.02	0.30	0.01	0.03
Average Stockholders' Equity to Average Assets	12.92	13.29	13.41	13.15	14.45
Tax Equivalent Yield on Average Earning Assets	3.52	3.72	3.58	3.72	4.38
Interest Expense/Average Earning Assets	0.29	0.34	0.43	0.53	0.92
Net Interest Margin (FTE) on Average Earning Assets	3.23	3.38	3.15	3.19	3.46
Efficiency Ratio	50.23	55.01	51.40	47.95	52.17
Tangible Common Book Value Per Share	$22.98	$24.27	$23.48	$23.04	$22.46

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Commercial and industrial loans	$2,876,212	$2,776,699	$2,875,331	$2,898,329	$2,199,226
Agricultural land, production and other loans to farmers	245,631	281,884	301,192	316,815	315,950
Real estate loans:
Construction	541,224	484,723	622,084	640,560	643,674
Commercial real estate, non-owner occupied	2,178,832	2,220,949	2,098,589	2,097,767	2,118,148
Commercial real estate, owner occupied	950,038	958,501	931,815	919,254	921,491
Residential	1,239,925	1,234,741	1,146,406	1,145,187	1,121,556
Home equity	482,229	508,259	527,458	532,314	570,398
Individuals' loans for household and other personal expenditures	126,387	129,479	125,411	123,611	129,765
Public finance and other commercial loans	677,750	647,939	615,547	624,704	586,641
Loans	9,318,228	9,243,174	9,243,833	9,298,541	8,606,849
Allowance for credit losses - loans	(201,082)	(130,648)	(126,726)	(121,119)	(99,454)
NET LOANS	$9,117,146	$9,112,526	$9,117,107	$9,177,422	$8,507,395

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Demand deposits	$7,245,850	$6,821,152	$6,279,554	$6,288,360	$5,293,200
Savings deposits	3,857,624	3,661,713	3,518,286	3,278,156	2,962,821
Certificates and other time deposits of $100,000 or more	332,745	346,194	467,610	607,474	694,062
Other certificates and time deposits	449,655	459,168	542,919	669,119	717,723
Brokered deposits	65,906	73,383	97,784	122,879	202,678
TOTAL DEPOSITS	$11,951,780	$11,361,610	$10,906,153	$10,965,988	$9,870,484

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2021			March 31, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$441,254	$114	0.10%	$159,859	$575	1.44%
Federal Home Loan Bank stock	28,736	178	2.48	28,737	299	4.16
Investment Securities: (1)
Taxable	1,494,008	6,695	1.79	1,368,546	7,631	2.23
Tax-Exempt (2)	1,822,899	15,677	3.44	1,208,717	11,816	3.91
Total Investment Securities	3,316,907	22,372	2.70	2,577,263	19,447	3.02
Loans held for sale	16,139	156	3.87	17,217	193	4.48
Loans: (3)
Commercial	6,876,818	69,174	4.02	6,235,336	76,952	4.94
Real Estate Mortgage	975,262	9,286	3.81	870,654	10,402	4.78
Installment	674,307	6,489	3.85	759,614	9,105	4.79
Tax-Exempt (2)	693,895	6,758	3.90	643,750	6,728	4.18
Total Loans	9,236,421	91,863	3.98	8,526,571	103,380	4.85
Total Earning Assets	13,023,318	114,527	3.52%	11,292,430	123,701	4.38%
Net unrealized gain (loss) on securities available for sale	55,658			48,656
Allowance for credit losses	(204,353)			(81,160)
Cash and cash equivalents	165,774			159,757
Premises and equipment	110,992			113,812
Other assets	1,093,350			1,039,743
Total Assets	$14,244,739			$12,573,238
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,616,988	$3,709	0.32%	$3,589,240	$8,276	0.92%
Money market deposits	2,086,322	835	0.16	1,535,844	3,783	0.99
Savings deposits	1,660,528	476	0.11	1,425,054	1,827	0.51
Certificates and other time deposits	859,334	1,180	0.55	1,666,642	7,862	1.89
Total Interest-bearing Deposits	9,223,172	6,200	0.27	8,216,780	21,748	1.06
Borrowings	675,117	3,188	1.89	748,185	4,182	2.24
Total Interest-bearing Liabilities	9,898,289	9,388	0.38	8,964,965	25,930	1.16
Noninterest-bearing deposits	2,344,746			1,669,493
Other liabilities	161,272			122,362
Total Liabilities	12,404,307			10,756,820
Stockholders' Equity	1,840,432			1,816,418
Total Liabilities and Stockholders' Equity	$14,244,739	9,388		$12,573,238	25,930
Net Interest Income (FTE)		$105,139			$97,771
Net Interest Spread (FTE) (4)			3.14%			3.22%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.52%			4.38%
Interest Expense / Average Earning Assets			0.29%			0.92%
Net Interest Margin (FTE) (5)			3.23%			3.46%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $4,711 and $3,894 for the three months ended March 31, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.